                                                                Exhibit 21.1




                         SUBSIDIARIES OF THE REGISTRANT



QRS 15 Paying Agent, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name QRS 15 Paying Agent



SUSPENSION (DE) QRS 15-1, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name SUSPENSION (DE) QRS 15-1, INC.



RII (CA) QRS 15-2, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name RII
(CA) QRS 15-2, Inc.



ICG-GP (TX) QRS 15-3, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name ICG-GP
(TX) QRS 15-3, Inc.



ADV-QRS 15 (GA) QRS 15-4, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name ADV-QRS 15 (GA) QRS 15-4, INC.



Grocery (OK) QRS 15-5, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Grocery (OK) QRS 15-5, Inc.



TRENDS (FL) QRS 15-6, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name TRENDS
(FL) QRS 15-6, INC.



Dan (FL) QRS 15-7, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Dan
(FL) QRS 15-7, Inc.



Optical (CA) QRS 15-8, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Optical (CA) QRS 15-8, Inc.



One Cabin Interior QRS (FL) 15-9, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name One Cabin Interior QRS (FL) 15-9, Inc.



Energy (NJ) QRS 15-10, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Energy (NJ) QRS 15-10, Inc.



Three Overhead Lights QRS (DE) 15-11, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Three Overhead Lights QRS (DE) 15-11, Inc.



Bone (DE) QRS 15-12, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Bone
(DE) QRS 15-12, Inc.



Salted Peanuts (LA) QRS 15-13, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Salted Peanuts (LA) QRS 15-13, Inc.



Overtape (CA) QRS 15-14, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Overtape (CA) QRS 15-14, Inc.



OX-GP (AL) QRS 15-15, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name OX-GP
(AL) QRS 15-15, Inc.



Leading ASP (MD) QRS 15-16, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Leading ASP (MD) QRS 15-16, Inc.

WELL (MULTI) QRS 15-17, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name WELL (MULTI) QRS 15-17, Inc.



MBM-BEEF (DE) QRS 15-18, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name MBM-BEEF (DE) QRS 15-18, Inc.



WADD II General Partner (TN) QRS 15-19, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name WADD II General Partner (TN) QRS 15-19, Inc.



Clear (NY) QRS 15-20, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Clear
(NY) QRS 15-20, Inc.



MEDI (PA) QRS 15-21, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name MEDI (PA) QRS 15-21, INC.



DEYKIN AVENUE (UK) QRS 15-22, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name DEYKIN AVENUE (UK) QRS 15-22, INC.



FRAME BOY (DE) QRS 15-23, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name FRAME BOY (DE) QRS 15-23, INC.



BOLT (DE) QRS 15-26, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name BOLT (DE) QRS 15-26, INC.



ENCLOSURES (IRELAND) QRS 15-27, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name ENCLOSURES (IRELAND) QRS 15-27, INC.



AUTO LOAN (TX) QRS 15-28, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name AUTO LOAN (TX) QRS 15-28, INC.



QSHIRE (IRELAND) QRS 15-29, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name QSHIRE (IRELAND) QRS 15-29, INC.



QSHIRE (UK) QRS 15-30, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name QSHIRE (UK) 15-30, INC.



WRENCH (DE) QRS 15-31, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name WRENCH (DE) QRS 15-31, INC.



HAMMER (DE) QRS 15-32, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name HAMMER (DE) QRS 15-32, INC.



HAMMER (DE) LP QRS 15-33, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name HAMMER (DE) LP QRS 15-33, INC.



TRANS (FL) QRS 15-34, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name TRANS
(FL) QRS 15-34, INC.



CONTAINERS (DE) QRS 15-36, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name CONTAINERS (DE) QRS 15-36, INC.



AFSNYS (NY) QRS 15-37, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name AFSNYS (NY) QRS 15-37, INC.



PEM (MN) QRS 15-39, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name PEM
(MN) QRS 15-39, INC.



MAPINVEST DELAWARE LLC, a wholly-owned subsidiary of Registrant formed under the laws of the State of Delaware and doing business under the name MAPINVEST DELAWARE LLC.



MECHANIC (AZ) QRS 15-41, INC., Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name MECHANIC (AZ) QRS 15-41, INC.



QS (UK) QRS 15-42, INC., Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name QS (UK) QRS 15-42, INC.